1 Software-based Medicines for the Treatment of Serious Disease Prescription Digital Therapeutics Investor Presentation January 2022 Copyright 2022, Pear Therapeutics, Inc. All rights reserved.

2 Safe Harbor Statements Forward-Looking Statements and other Cautions/Industry and Market Data Unless the context indicates otherwise, the terms “Pear,” “Company,” “we,” “us,” and “our” refer to Pear Therapeutics, Inc. This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by their use of terms such as “anticipate,” “believe,” “confident,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “project,” “target,” “will,” “would” and other similar terms. Examples of forward-looking statements include, among others, statements we make regarding the PDTs becoming a first-line treatment for most conditions; the market opportunities for PDTs; our ability to obtain and maintain adequate payor coverage, and reimbursement for our products. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Pear and its management are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) changes in applicable laws or regulations; (ii) the possibility that Pear may be adversely affected by other economic, business, regulatory, and/or competitive factors; (iii) the evolution of the markets in which Pear competes; (iv) the ability of Pear to implement its strategic initiatives and continue to innovate its existing products; (v) the ability of Pear to defend its intellectual property and satisfy regulatory requirements; (vi) the ability of Pear to obtain funding for its operations, including funding necessary to complete further development, authorization and, if authorized, commercialization of our product candidates; (vii) the impact of the COVID-19 pandemic on Pear’s business; and (viii) other risks and uncertainties set forth in Pear’s filings with the SEC. These filings will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise except as may be required by law. Unless otherwise noted, the forecasted industry and market data contained here are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy and completeness of the included information. The Company has not independently verified any of the data from third party sources, nor has the Company ascertained the underlying economic assumption relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. All trademarks, logos, and service marks on this page are the property of their respective owners.

Pear is the leader in software-based medicines, called PDTs

EMERGING SECTOR OF SOFTWARE-BASED MEDICINES

- We believe **Prescription Digital Therapeutics (PDTs)** could become first-line treatment for most conditions, **disrupting the >$3T global healthcare industry**[1]

PEAR IS THE CATEGORY CREATOR IN PDTs

- The first 3 FDA-authorized PDTs **($2B+ serviceable U.S. market)**, deep and broad pipeline **($15B+ serviceable U.S. market)**, and first end-to-end platform **($250B+ serviceable U.S. market)**

SCALEABLE AND ROBUST UNIT ECONOMICS

- **Streamlined development versus drugs** with potential **software-like margins** and potential ability to create **drug-like medical value** in large accessible markets with high unmet medical need

WINNER-TAKE-MOST OPPORTUNITY

- Engine for repeated PDT development (**Pear Create™**) and multi-PDT platform (**Pear Connect™**) **designed** for repeated product commercialization via the go-to integrated software platform

DATA, PLATFORM, IP, AND REGULATORY MOATS

- First mover advantage in new industry, IP portfolio of patents, copyrights, and trade secrets, continuous data collection, regulatory standards, and platform-effect we believe create **sustainable competitive advantage**

MANAGEMENT TEAM BUILT TO SCALE

- Led by a unique team comprised of **seasoned life science and tech employees**

3

PEAR THERAPEUTICS

The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Commercial Products and Clinical Data Commercial Product Deployment Long-term Strategy and Opportunity 2022 Milestones and Execution 4 Contents Appendix

Major trends converge to highlight a need for software-based medicines



GROWING BURDEN OF CHRONIC DISEASE

90% of U.S. $3.8 trillion in annual health care expenditures is for people with chronic and mental health conditions[1], which have been exacerbated by COVID-19

TRANSITION TO TELEMEDICINE

Number of people who have used telehealth doubled, from 39.4% pre-COVID-19 to 79.5% post-quarantine[2]





reSET
reSET-O
Somryst



PROVIDER SHORTAGE

Across many key disease areas (i.e., substance abuse and insomnia), there are tens of millions of patients with only a few thousand (or less) trained specialists[3-5]



TECHNOLOGY IS PERVASIVE

Americans spend an average of 5.4 hours on their mobile phones daily as big data drives deeper insights from engagement[6]

PEAR THERAPEUTICS

5

6 1900+ 1980+ 2000+ 2020+ Small Molecules Biologics Cell/Gene Therapies Prescription Digital Therapeutics HEALTH AND WELLNESS APPS PHARMACEUTICALS PRESCRIPTION DIGITAL THERAPEUTICS Utilizes digital technology to improve human health Tested in randomized controlled trials FDA authorized safe and effective Reimbursed via product-specific code Provides reimbursable data analytics for clinicians PDTs are software-based medicines to treat serious disease

7 24/7 remote access without fear of stigma Favorable side effect profile vs medications Reduce overall healthcare costs Fill gaps in care across large populations Improve reach allowing for broader patient impact Reimbursable events for dashboard interactions PDTs are poised to disrupt care delivery, benefiting patients, clinicians, and payors CLINICIANS PATIENTS PAYORS

Pear believes PDTs can treat a wide range of medical conditions

INDICATIONS WITH FDA-AUTHORIZED PDTs[1-2]

COMMERCIAL PRODUCTS

- Substance use disorder
- Opioid use disorder
- Chronic insomnia
- ADHD
- Inflammatory bowel syndrome
- Amblyopia
- Chronic pain
- PTSD (Nightmare Disorder)

Pear Products and/or Pipeline

INDICATIONS WITH PDTs IN DEVELOPMENT* [1-2]

PSYCHIATRY

- Schizophrenia
- Depression
- Anxiety
- PTSD
- Bipolar

NEUROLOGY

- Acute and chronic pain
- MS
- Migraine
- Epilepsy
- Stroke
- Parkinson's
- Alzheimer's

CARDIOMETABOLIC

- Type II diabetes
- Hypertension
- Congestive heart failure
- Hyperlipidemia
- Coronary artery disease
- Chronic kidney disease

RESPIRATORY

- Idiopathic pulmonary fibrosis
- COPD
- Asthma

OTHER INDICATIONS

- IBS
- Oncology
- Dermatology
- Women's health

PDTs COULD HELP ACHIEVE HEALTH OUTCOMES IN DIFFERENT WAYS

- To help people like a drug
- To do so without drug-like side effects
- In combination to make drugs more effective

8

*This is a list of disease states for which PDT companies including Pear are in various stages of developing product candidates. Pear's key product candidates are in AUD, depression, anxiety and schizophrenia.

The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Commercial Products and Clinical Data Commercial Product Deployment Long-term Strategy and Opportunity 2022 Milestones and Execution 9 Contents Appendix

Pear Therapeutics is the category creator and leader in PDTs

1 PEAR IS A PIONEER

Pear is the first mover and leader in PDTs via the first 3 FDA-authorized products

2 PRODUCTS IN MAJOR MARKETS

FDA-authorized reSET, reSET-O, and Somryst for the treatment of addiction and chronic insomnia address 50M+ US patients and 850M+ patients worldwide[1-4*]

3 DEEP & BROAD PIPELINE

14 product candidates with the potential to improve care across a range of therapeutic areas

4 END-TO-END PLATFORM

Scalable infrastructure to discover, develop, and deliver PDTs to patients

5 FOCUS ON SCALE

Strategy to be the primary platform for PDTs with an opportunity to scale from 3 to 17 to 100+ PDTs

6 FURTHERING OUR FIRST-MOVER ADVANTAGE

Demonstrated adoption by patients, clinicians, and payors and we intend to apply that playbook across additional geographies and assets

10

*As of July 2021, Pear's only Ex-US authorization is Singapore for reSET with plans to expand to other Ex-US markets.

Pear's team and culture are a unique mix of life science and tech



300+
person tech + healthcare team
in Boston, San Francisco, and Raleigh

MANAGEMENT



COREY MCCANN, MD, PHD
President & CEO
MPM | McKinsey & Company



CHRIS GUIFFRE, JD, MBA
CFO & COO
CERULEAN | CUBIST PHARMACEUTICALS



ERIN BRENNER
Chief Product Development Officer
GE Healthcare | IDX



KATHY JEFFERY
Chief People Officer
Recurly | SPORTVISION



YURI MARICICH, MD, MBA
CMO & Head of Development
XDYNIA | Cavion



RONAN O'BRIEN, JD
General Counsel & Secretary
CERULEAN | Selecta Biosciences



JULIA STRANDBERG, MBA
Chief Commercial Officer
Medtronic | 3M

11

Pear is focused on commercialization and development of PDTs at scale



reSET
reSET-O
Somryst
Sleep Better

3

FDA AUTHORIZED
PRODUCTS



PEAR

14

PRODUCT CANDIDATES
IN PIPELINE



PEAR
CONNECT
BY PEAR THERAPEUTICS

100+

PRODUCT OPPORTUNITIES
LEVERAGING PLATFORM

12

Pear's first three commercial products are designed to redefine care for major medical conditions

TOTAL ADDRESSABLE MARKET (US)[1]

Product	Description	Total Addressable Market (US)[1]
reSET	Only product FDA authorized to treat addiction to alcohol, cannabis, cocaine and stimulants	$5B+
reSET-O	Only FDA-authorized software product that's proven to help patients with opioid use disorder stay in outpatient treatment longer	$1B+
Somryst	Only FDA-authorized drug-free and guideline-recommended treatment for chronic insomnia	$5B+

13

PEAR THERAPEUTICS

Pear has a robust pipeline of product candidates



PRODUCT NAME OR CANDIDATE #
THERAPEUTIC AREA / INDICATION
DEVELOPMENT STAGE
Discovery
POC
Pivotal
Commercial
CONTENT PARTNER
PSYCHIATRY
reSET
Substance Use Disorder
DARTMOUTH*
reSET-O
Opioid Use Disorder
DARTMOUTH*
Somryst
Chronic Insomnia
UNIVERSITY of VIRGINIA
Pear-009
Alcohol Use Disorder
Pear-004
Schizophrenia
Pear-011
Anxiety (GAD)
Pear-015
Depression (MDD)
WAYPOINT
Pear-017
Bipolar
Pear-005
PTSD
USC
NEUROLOGY
Pear-010
Acute and Chronic Pain
Firsthand
Pear-014
Migraine
Children's
Pear-006
Multiple Sclerosis
Pear-013
Epilepsy
OTHER
Pear-012
IBS
Pear-018
Specialty GI
Pear-016
Oncology
Apricity
Pear-019
Cardiovascular

*Dartmouth transaction is with a researcher employed by Dartmouth. Pear has no direct contractual relationship with Dartmouth relating to this content.
**Karolinska transaction is with individual researchers who are employed by the Karolinska Institute. Pear has no direct contractual relationship with the Karolinska Institute relating to this content.
***Services agreement with Ironwood to evaluate a PDT in GI diseases.

PLATFORM ENHANCEMENTS

DIGITAL BIOMARKERS			
Voice	Keystroke	Adherence Sensors	Physiologic Monitoring
WINTERLIGHT LABS	KeyWise AI	etect Rx	empatica

PEAR THERAPEUTICS

14

Our dual platform enables the discovery, development, and commercialization of PDTs at scale



PEAR



PEAR
CONNECT

PEAR CREATE TO DISCOVER AND DEVELOP NEW PDTs

- Component library of therapeutics and biomarkers
- In-licensing engine to access new technologies
- Remote clinical trials infrastructure
- Participant in FDA's Precertification Pilot Program
- Quality systems compatible with 21CFR 820 and ISO13485

PEAR CONNECT TO COMMERCIALIZE PDTs BY PEAR AND 3rd PARTIES

- Multi-product clinician dashboard
- Patient service center and specialty pharmacy
- Data infrastructure and access to claims data
- Telemedicine integration and field salesforce
- Modular payor contracts and adjudication of value-based agreements

15

PEAR THERAPEUTICS

The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Commercial Products and Clinical Data Commercial Product Deployment Long-term Strategy and Opportunity 2022 Milestones and Execution 16 Contents Appendix

17 First-ever PDT to receive Breakthrough Designation FDA-authorized for use in combination with buprenorphine to treat 2M+ Americans suffering from addiction to opiates4 3 successful RCTs in >450 opioid use disorder (OUD) patients: 2 with reSET-O + buprenorphine and 1 with reSET-O + methadone5-8 and are the first PDTs First-ever PDT to achieve FDA-authorization to treat disease FDA-authorized to treat addiction for 20M+ Americans suffering from addiction to alcohol, cannabis, cocaine, and stimulants1 Two successful randomized clinical trials (RCTs) in >1,000 substance use disorder (SUD) patients (alcohol, cannabis, cocaine, stimulants)2-3

18 Rapid insights into patient engagement and practice performance via single-secure platform • Cognitive Behavioral Therapy (CBT) • Fluency Training • Contingency Management • Craving & Trigger Assessment • Real-World Engagement • Concept proficiency • Cravings & Triggers • Urine Drug Screens & Appointments + 24/7, anytime, anywhere addiction treatment with FDA-authorized outcomes P A T I E N T C L I N I C I A N and are designed to redefine treatment of Substance Use Disorder and Opioid Use Disorder Link to video

reSET® and reSET-O® show strong clinical and stronger real-world outcomes

CLINICAL TRIALS

- **>2X** improved abstinence for reSET[1]
- **82%** of patients retained in therapy for reSET-O[2]
- Up to **100%** substitution for clinician time[3]
- Up to **12 months** of continuous Use[4]

REAL WORLD USE

- **88%** of patients abstinent at 12 weeks[5]
- **85%** of patients retained in therapy at 12 weeks[5]
- **62%** reduction in inpatient hospital utilization at 6 months[6*]
- **20%** reduction in emergency department visits at 6 months[6*]

*Results up to 9 months published in June 2021

19

PEAR THERAPEUTICS

20 FDA-authorized to treat patients with chronic insomnia Examined in 29 completed or ongoing studies Delivers drug-free treatment without the risk of dependence and inappropriate long-term use Addresses supply-demand mismatch in insomnia care (<300 CBT-I accredited providers for >30M Americans1-2) Long-term durable clinical benefit (to 18 months) First-line treatment per clinical guidelines : first-line drug-free treatment for 30 million Americans with chronic insomnia

Somryst data show significant improvement in insomnia and depression endpoints

CLINICAL

45% Decrease in the severity of insomnia symptoms[1]

>50% Decrease in depression symptoms[2]

~45% Decrease in anxiety symptoms[2]

Up to 18 MONTHS Durable effect on insomnia, depression, and anxiety[3-4]


Somryst
Sleep Better


8:15
Home
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To get the most out of Somryst, come back each day to enter your Sleep Diaries.
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Fill out your Sleep Diary for last night to track your sleep patterns.
ADD SLEEP DIARY
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12:40 AM
5 HRS 20 MIN
6:00 AM

REAL WORLD

- ↓ Decrease in the severity of insomnia symptoms[5]
- ↓ Decrease in the time to sleep onset[6]
- ↓ Decrease in undesired waking from sleep[6]

Health economic data expected in 1H 2022

PEAR THERAPEUTICS

21

The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Commercial Products and Clinical Data Commercial Product Deployment Long-term Strategy and Opportunity 2022 Milestones and Execution 22 Contents Appendix

23 Additional patients treated enhances RWE and HEOR data Our commercial strategy leverages real- world clinical data to drive coverage Data-driven product enhancements Evolving payor value proposition Coverage decisions drive additional prescribing REAL-WORLD DATA + ADVOCACY 02 OPTIMIZED PRODUCTS03 COVERAGE DECISIONS 04 PRESCRIPTIONS 01

24 20,000+ prescriptions 700+ prescribers 65% of prescriptions in states most impacted by opioid epidemic.1 82% of providers were very satisfied or somewhat satisfied with their overall performance2* States with a prescription Prescribing institutions and have demonstrated national prescriber traction

reSET® and reSET-O® have achieved formulary placement and coverage

COMMERCIAL PAYORS	Covered benefit for employees across multiple Fortune 500 companies and Regional Payors
STATE PAYORS	Covered for all Medicaid patients in MA
FEDERAL PAYORS	Current Procedural Terminology (CPT) codes granted for 2022/23 deployment
PBMs	Available on formulary without prior authorization for 2 of top 5 PBMs

*Providing access means either listing on formulary, as a covered benefit, purchasing product in bulk, or funding a study.

PEAR'S COMMERCIAL PDTS

- Broad formulary availability
- ~25M covered lives as of 6/1/2021*
- Available as direct purchase or covered benefit across more than 30 organizations*

25

PEAR THERAPEUTICS

reSET-O has demonstrated real-world healthcare cost reductions

Setting of care	Cost/patient reSET-O (n=444)	Cost/patient Control (n=64)	Difference (Control minus reSET-O)
Facility Services	$2,693	$6,130	($3,437)
Clinician services	$6,040	$5,311	$729
Net Cost Difference			**($2,708)[1]**

DURABLE HEALTHCARE SAVINGS AT 9 MONTHS[1]

- 46% reduction in hospitalizations and >30% reduction in ICU stays compared to controls over 9 months
- Patient care shifted from more expensive inpatient settings to more efficient recovery services
- reSET-O saved $2,708 per patient vs controls over 9 months following a prescription
- 12-month data for reSET-O; 6-month data for reSET and Somryst upcoming

26

PEAR THERAPEUTICS

The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Commercial Products and Clinical Data Commercial Product Deployment Long-term Strategy and Opportunity 2022 Milestones and Execution 27 Contents Appendix

Pear's PDT engine is product commercialization at scale

DISCOVERY

ACQUISITION ENGINE

925 ASSETS EVALUATED*

132 OPPORTUNITIES FOR ACQUISITION OR IN-LICENSING

18 COMPLETED DEALS

DEVELOPMENT

PEAR CREATE



PEAR

COMMERCIALIZATION

PEAR CONNECT



PEAR
CONNECT

ENGINE FOR HUNDREDS OF PDTs

- Ongoing roll-up of product candidates and post-authorization PDTs
- Development of new products via Pear Create
- Scaled deployment via the commercial platform for PDTs, Pear Connect

*925 assets evaluated since 2018. Pear evaluates approximately 100-200 assets a year.

28

PEAR THERAPEUTICS

29 Foundational estate including 20+ owned and licensed patents I P Payor and provider integration P L A T F O R M Products improve over time with more data D A T A Pathway requires clinical evidence R E G U L A T O R Y Pear’s first- mover advantage is bolstered by competitive advantages leveraged by life science and tech companies T E C H L I F E S C I E N C E

30 • Developed by Pear and other companies • Mono therapies and drug/software combos PDTs for a wide range of Medical Conditions • Comprehensive suite of offerings across disease states • Cross-prescribing via multi- product clinician dashboard • Data systems integration underway for payors and providers The PDT Platform BEHAVIORAL HEALTH NEUROLOGY CARDIOVASCULAR DIABETES RESPIRATORY ONCOLOGY OBESITY MUSCULOSKELETAL Pear is the category leader for PDTs

31 Pear is poised to capture massive economic value PDTs as treatment for a wide range of medical conditions represent a total addressable market opportunity in the U.S. $250B+ Pear is the category creator and market leader with a serviceable available market from current products in the U.S. $2B+ Pear’s pipeline and platform are poised to drive the space creating a serviceable available market from current pipeline in the U.S. $15B+ A CATEGORY DEFINING COMPANY DISRUPTING THE >$3T GLOBAL HEALTHCARE INDUSTRY

The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Commercial Products and Clinical Data Commercial Product Deployment Long-term Strategy and Opportunity 2022 Milestones and Execution 32 Contents Appendix

Multiple near-term value creation milestones

COMMERCIAL

- reSET 6-month HEOR data reSET-O 12-month HEOR data
- Somryst 6-month HEOR data
- Adoption by large healthcare providers
- Coverage decisions by public and private payors
- Ex-US expansion*

PIPELINE

- Additional PDT candidates and digital biomarker licenses/acquisitions
- Clinical data in Alcohol Use Disorder, Depression, Anxiety, Schizophrenia
- Data from drug / software combos & drug-dose optimization

*As of January 2022, Pear's only Ex-US authorization is Singapore for reSET with plans to expand to other Ex-US markets.

33

PEAR THERAPEUTICS

Pear is poised for near-term commercial scale

WHERE WE ARE TODAY

3	FDA-authorized PDTs
14	Product candidates
6 & 9	Month HEOR data for reSET-O
20K+	Prescriptions to date
30M+	Projected 2021 covered lives accessed*
$4M	Projected 2021 revenue

POTENTIAL DRIVERS OF COMMERCIAL SCALE

SCRIPT VOLUME

- Deeper integration into existing health systems
- Subsequent prescriptions for patients who benefit
- CPT Codes and reimbursement for clinician dashboards and assessments

COVERAGE

- >12-month HEOR data for all products
- Value-based agreements with major payors
- Federal legislation for Medicare coverage of PDTs

PROJECTED YE 2023

3	Product candidates in pivotal studies
20	Product candidates
12	Month HEOR data for reSET, reSET-O, and Somryst
>150K	Prescriptions in 2023
>100M	Covered lives
$125M	Projected revenue

*Providing access means either listing on formulary, as a covered benefit, purchasing product in bulk, or funding a study.

^ Pear press release: https://peartherapeutics.com/pear-therapeutics-provides-2021-business-update-and-reaffirms-full-year-2021-revenue-guidance/

34

PEAR THERAPEUTICS

Commercial product ramp through 2023

	Previously Projected YE 2021	Actual 2021	Projected YE 2022	Projected YE 2023	
Total Rx (product mix)	~12,500 Predominantly reSET and reSET-O	To Be Reported March '22	~50K-60K Somryst begins to ramp	~150K-190K Nearing steady state across products	• Prescribing expected to scale as dashboard CPT codes come online in '22 and '23 • Somryst ramps up in '22 as HEOR data is collected
Fulfillment	~50%	To Be Reported March '22	~50-65%	~75%	• Continued integration into customer back-ends to enable e-prescribing • Fulfillment higher for chronic insomnia vs addiction
Covered Lives (% Paid Rx)	~30-40M (~40-50%)	To Be Reported March '22	~100-120M (~50-65%)	~200-230m (~70-90%)	• Leverage experience with Prime to convert additional PBMs • Leverage results in IN, OH, KY, MA to accelerate coverage in other states • Potential for CMS action via policy and/or legislation
Gross to Net	~8%	To Be Reported March '22	~20%	~22%	• Large PBMs, Medicaid, and Medicare may involve higher discounts and rebates vs '21
Revenue	$4M		$22M	$125M	

35

PEAR THERAPEUTICS

The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Commercial Products and Clinical Data Commercial Product Deployment Long-term Strategy and Opportunity 2022 Milestones and Execution 36 Contents Appendix

Top-line outcomes from the reSET Pivotal Trial

reSET®*

HIGHLIGHTS	CLINICAL OUTCOMES SUMMARY FROM 12-WEEK PIVOTAL TRIAL[1]
Abstinence	Among patients whose primary addiction was not opioids, in a secondary analysis, adding reSET to treatment as usual (TAU) more than doubled abstinence rates (40.3% vs 17.6%) during the last 4 weeks of the 12-week trial.
Retention	Among all patients, adding reSET to outpatient therapy improved retention rate compared to TAU (72.2% vs 63.5%) at the end of the 12-week trial.
Safety	Treatment with reSET did not demonstrate a significant difference in unanticipated adverse events compared to TAU.

*reSET is indicated for retention in treatment and abstinence.

ABSTINENCE RATES BY TREATMENT GROUP


Abstinence
rTAU* + reSET (n=206)
40.3%
TAU (n=193)
17.6%

P=.0004

RETENTION IN TREATMENT


Retention
72.2%
rTAU* + reSET (n=255)
63.5%
TAU (n=252)

P=.0316

*rTAU: reduced treatment as usual in which 2 hours of face-to-face therapy each week was replaced with use of a desktop-based Therapeutic Education System, which has equivalent content to reSET.

PEAR THERAPEUTICS

37

Top-line outcomes from the reSET-O Pivotal Trial

reSET-O®*

HIGHLIGHTS	CLINICAL OUTCOMES SUMMARY FROM 12-WEEK PIVOTAL TRIAL[1,2]
Abstinence	Among patients whose primary addiction was opioids, in a secondary analysis, adding reSET-O to treatment as usual (TAU) had significantly greater odds of opioid abstinence during weeks 9-12 of the 12-week trial.
Retention	Adding reset-O to outpatient therapy buprenorphine increased retention of patients with OUD by 14% at the end of the 12-week trial.
Safety	• The observed adverse events were of a type and frequency as anticipated in a large population of patients with OUD or associated with buprenorphine pharmacotherapy, particularly during the induction phase • The adverse events observed were not adjudicated to be device related

ABSTINENCE RATES BY TREATMENT GROUP



Abstinence
TAU* + reSET-O (n=91)
77.3%
TAU (n=79)
62.1%
P=.02

TREATMENT RETENTION RATE

Patients retained at 12-week end point



82.4%
68.4%
TAU + reSET-O (n=91)
TAU (n=79)
P=.0224

38

*reSET-O is indicated only for retention in treatment.

PEAR THERAPEUTICS

39 real world outcomes Analyses of “Abstinence” for each group: * Missing Data Removed: No positive UDS and/or self-reported use over the final 4 weeks of the 12-week reSET-O® prescription (weeks 9-12); Patients without any data (UDS or self-reports) over the final four weeks removed from analysis population; Weeks without any data (UDS or self-reports) excluded from analysis Responder Analysis1 (≧80% negative UDS or self-report) R es p o n d er s, % 78% 91% Pivotal Study (N = 91) RWE (N = 3,144) Abstinence in Weeks 9-121* A b st in en ce , % 77% 91% Pivotal Study (N=91) RWE (n=2,269) Please see Indications for Use and Important Safety Information for reSET and reSET-O at the end of presentation. PROPERTY OF PEAR THERAPEUTICS, INC. NOT FOR FURTHER DISTRIBUTION. 39 reSET-O® is not authorized or promoted to improve abstinence.

40 pivotal trial outcomes 0 5 10 15 20 Baseline End of Treatment (Week 9) 6 months follow up 12 months follow up ↓51% ↓57% Mean Insomnia Severity Index Score by Treatment Group (N=303) *P<0.0001 Difference between treatment groups at all times after baseline ↓45% ↓18% ↓32% ↓35% Sub-threshold for clinical definition of insomnia ↓ Percentage reduction in insomnia symptom severity Usual Care + SHUTi (N=151) Usual Care + Control (N=152) STUDY 11 In so m n ia S e ve ri ty In d e x Mean Insomnia Severity Index Score by Treatment Group (N=1149) *P<0.0001 Difference between treatment groups at all times after baseline 0 5 10 15 20 Baseline End of Treatment (Week 9) 6 months follow up 12 months follow up ↓55% ↓19% ↓52% ↓25% ↓52% ↓30% Sub-threshold for clinical definition of insomnia ↓ Percentage reduction in insomnia symptom severity Usual Care + SHUTi (N=574) Usual Care + Control (N=575) STUDY 22 In so m n ia S e ve ri ty In d e x IN TWO RANDOMIZED CONTROLLED TRIALS THAT EVALUATED >1400 ADULTS WITH CHRONIC INSOMNIA, SOMRYST® USE RESULTED IN A SIGNIFICANT REDUCTION IN INSOMNIA SEVERITY SYMPTOMS, AND THE REDUCTION WAS MAINTAINED OVER 12 MONTHS.1-3

41 patient engagement in the real world 19 18 15 13 11 10 0 5 10 15 20 C1 C2 C3 C4 C5 C6 IS I S co re ISI Score • 7,414 patients utilized Somryst in a pre-commercial pilot study1-3 • Patients utilized the product for 9 weeks, consisting of 6 treatment modules (cores) • Data collected: o FDA-reviewed endpoint (Insomnia Severity Index) o Patient Reported Outcomes o 348,584 sleep diaries were collected H E A L T H O U T C O M E S 100% 88% 77% 67% 60% 53% 0 20 40 60 80 100 C1 C2 C3 C4 C5 C6 % o f p at ie n ts ac ti ve Patient Engagement 33 21 16 15 15 16 0 5 10 15 20 25 30 35 C1 C2 C3 C4 C5 C6 S O L S co re Sleep Onset Latency 41 23 18 17 17 18 0 10 20 30 40 50 C1 C2 C3 C4 C5 C6 W A S O S co re Wake After Sleep Onset R E A L W O R L D S T U D Y D E S I G N

42 Slide 3 1. https://www.cnbc.com/2017/01/17/tech-set-to-transform-3-trillion-health-care-industry.html Slide 5 1. https://www.cdc.gov/chronicdisease/about/costs/index.htm 2. https://azbigmedia.com/business/future-of-telehealth-is-brighter-than-ever-in-the-wake-of-covid-19/ 3. https://www.aamc.org/news-insights/us-physician-shortage-growing 4.https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7161457/#:~:text=Across%20the%20United%20States%2C%20there,physician%20ratio%20of%2043%2C000%3A1; 5. https://www.aamc.org/news-insights/21-million-americans-suffer-addiction-just-3000-physicians-are-specially-trained-treat-them 6. https://techjury.net/blog/how-much-time-does-the-average-american-spend-on-their-phone/#gref Slide 8 1. Exits and Outcomes Prescription Digital Therapeutics Pipeline of Pipelines (https://exitsandoutcomes.com/prescription-digital-therapeutics-pipeline-of-pipelines/#memberful_overlay) 2. Akili Interactive AppliedVR, Luminopia, Mahana Therapeutics, and Pear Therapeutics company websites Slide 10 1. https://www.aamc.org/news-insights/us-physician-shortage-growing 2. Doghrami K. The Epidemiology and Diagnosis of Insomnia. AJMC. 2006. 3. US Census Bureau. United States QuickFacts. https://www.census.gov/quickfacts/fact/table/US/PST045219 Accessed April 22, 2021.; 4. Atlas on substance use (2010): resources for the prevention and treatment of substance use disorders. World Health Organization.; https://www.ncbi.nlm.nih.gov/books/NBK553166/ Slide 13 1. TAM = Price x Potential PDT Rx Per Year Slide 17 1. SAMHSA. Key Substance Use and Mental Health Indicators in the United States: Results from the 2019 National Survey on Drug Use and Health: https://www.samhsa.gov/data/sites/default/files/reports/rpt29393/2019NSDUHFFRPDFWHTML/2019NSDUHFFR090120.htm 2. Campbell et al., American Journal of Psychiatry. 2014. 171(6):683-690. 3. Chaple et al. 2016. The Prison Journal. 96(3):485-508. 4. https://www.samhsa.gov/sites/default/files/aatod_2018_final.pdf SAMHSA/HHS source provides that 2.1 million Americans suffer from addiction to opiates. 5. Christensen DR, Landes RD, Jackson L, et al. Adding an Internet-delivered treatment to an efficacious treatment package for opioid dependence. J Consult Clin Psychol. 2014;82(6):964-972. doi:10.1037/a0037496. 6. Internal data, FDA Regulatory filing, K173681, and Maricich Y et al. Safety and Efficacy of reSET in Patients w/ OUD. AAAP Annual Conference, 2018 7. Bickel et al. Exp Clin Psychopharmacol. 2008;16(2):132-143. 8. Marsch et al. Subst Abuse Treat. 2014;46(1):43-51. References

43 Slide 19 1. Campbell et al., American Journal of Psychiatry. 2014. 171(6):683-690. 2. Christensen DR, Landes RD, Jackson L, et al. Adding an Internet-delivered treatment to an efficacious treatment package for opioid dependence. J Consult Clin Psychol. 2014;82(6):964-972. doi:10.1037/a0037496. 3. Chaple et al. 2016. The Prison Journal. 96(3):485-508. 4. Marsch LA, Guarino H, Acosta M, Aponte-Melendez Y, Cleland C, Grabinski M, Brady R, Edwards J. Web-based behavioral treatment for substance use disorders as a partial replacement of standard methadone maintenance treatment. J Subst Abuse Treat. 2014 Jan;46(1):43-51. doi: 10.1016/j.jsat.2013.08.012. Epub 2013 Sep 21. PMID: 24060350; PMCID: PMC3839618. 5. Yuri A. Maricich, MD, Xiaorui Xiong, PhD, Robert Gerwien, PhD, Alice Kuo, BA Fulton Velez, MD MBA, Bruce Imbert, MD PhD, Keely Boyer, MBA, Hilary F. Luderer, PhD, Stephen Braun, BA, Karren Williams, PhD (2020): Real- World evidence for a prescription digital therapeutic to treat Opioid Use Disorder, Journal of Current Medical Research and Opinion, DOI:10.1080/03007995.2020.1846023. 6. Fulton F. Velez , Sam Colman , Laura Kauffman , Charles Ruetsch & Kathryn Anastassopoulos (2020): Real-world reduction in healthcare resource utilization following treatment of opioid use disorder with reSET-O, a novel prescription digital therapeutic, Expert Review of Pharmacoeconomics & Outcomes Research, DOI: 10.1080/14737167.2021.1840357. Slide 20 1. Doghrami K. The Epidemiology and Diagnosis of Insomnia. AJMC. 2006. 2. US Census Bureau. United States QuickFacts: https://www.census.gov/quickfacts/fact/table/US/PST045219 Accessed January 10, 2022. Slide 21 1. Ritterband LM, Thorndike FP, Ingersoll KS, et al. Effect of a Web-Based Cognitive Behavior Therapy for Insomnia Intervention With 1-Year Follow-up: A Randomized Clinical Trial. JAMA Psychiatry. 2017;74(1):68–75. doi:10.1001/jamapsychiatry.2016.3249. 2. Christensen H, Batterham PJ, Gosling JA, et al. Effectiveness of an online insomnia program (SHUTi) for prevention of depressive episodes (the GoodNight Study): a randomised controlled trial. Lancet Psychiatry. 2016;3(4):333- 341. 3. Batterham P, Christensen H, Mackinnon A, et al. Trajectories of change and long-term outcomes in a randomized controlled trial of internet-based insomnia treatment to prevent depression. BJPsych Open. 2017; 3(5), 228- 235. doi:10.1192/bjpo.bp.117.005231. 4. Batterham, P.J., Christensen, H., Thorndike, F. P., Ritterband, L.M., Gerwien, R., Enman, N., Botbyl, J., Maricich, Y. Web-delivered CBT for Insomnia Intervention Improves Sleep Among Adults with Insomnia and Depressive Symptoms. Virtual SLEEP 2020. 5. Real World Impact of a CBT I Digital Therapeutic: Treatment Outcomes and Prescription Sleep Medication Use Among 5,877 Adults. Thorndike FP, Ritterband LM , Gerwien R , Xiong X , Enman NM , Luderer H , Edington, S , Wendorf AR , Maricich YA 6. Ritterband LM, Thorndike, FP, Ingersoll, KS, et al. Effect of a Web-Based Cognitive Behavior Therapy for Insomnia Intervention With 1-Year Follow-up: A Randomized Clinical Trial. JAMA Psychiatry. 2016;74(1),68-75. Slide 24 1. https://www.samhsa.gov/data/report/2018-2019-nsduh-state-prevalence-estimates and Pear Therapeutics, Inc. Data on File. 2. Data on file. reSET-O Patient and Provider Research. December 2020. Slide 26 1. Velez FF, Colman S, Kauffman L, Ruetsch C, Anastassopoulos K, Maricich YA. Comparison of Healthcare Resource Utilization Between Patients Who Engaged or Did Not Engage With a Prescription Digital Therapeutic for Opioid Use Disorder. Clinicoecon Outcomes Res. 2021;13:909-916 https://doi.org/10.2147/CEOR.S334274 References

44 Slide 37 1. Campbell et al., American Journal of Psychiatry. 2014. 171(6):683-690. Slide 38 1. Christensen DR, Landes RD, Jackson L, et al. Adding an Internet-delivered treatment to an efficacious treatment package for opioid dependence. J Consult Clin Psychol. 2014;82(6):964-972. doi:10.1037/a0037496. 2. Yuri A. Maricich, Warren K. Bickel, Lisa A. Marsch, Kirstin Gatchalian, Jeffrey Botbyl & Hilary F. Luderer (2020): Safety and efficacy of a prescription digital therapeutic as an adjunct to buprenorphine for treatment of opioid use disorder, Current Medical Research and Opinion, DOI: 10.1080/03007995.2020.1846022 Slide 39 1. Maricich YA, Xiong X, Gerwien R, Kuo A, et al. (2020): Real-world evidence for a prescription digital therapeutic to treat opioid use disorder, Current Medical Research and Opinion. DOI: 10.1080/03007995.2020.1846023 Slide 40 1. Ritterband et al. JAMA Psychiatry. 2017;74(1):68-75. 2. Christensen et al. Lancet Psychiatry. 2016;3(4):333-341. 3. Somryst® Clinician Directions for Use. Boston, MA: Pear Therapeutics, Inc. 2020. Slide 41 1. Thorndike FP et al. Real World Data: Impact of a Digital Therapeutic for Insomnia in Adults. In S. Weiss (Chair), Using eHealth to bridge the gap between research and practice for insomnia: Examples from across the lifespan. Paper presented at: World Sleep Congress; September 2019; Vancouver, CA. 2. Thorndike FP, Gerwien R, Maricich YA, Luderer HF, Enman NM, Xiong R, Edington S, Ritterband L. Evidence From Real-World Users of a Digital Therapeutic for Insomnia. 173rd Annual Meeting of the American Psychiatric Association; April 25-29, 2020; Philadelphia, PA. 3. Maricich YA, Thorndike FP, Gerwien R, Luderer HF, Enman NM, Xiong R, Edington S, Ritterband L. Evidence From Real-World Users of a Digital Therapeutic for Insomnia. Poster presented at: Technology in Psychiatry Summit; October 28-29, 2019; Boston, MA. References

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